UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported): March 1, 2007

                            Five Star Products, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

        000-25869                                        13-3729186
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     (Commission File Number)                  (IRS Employer Identification No.)


         777 Westchester Avenue, White Plains, NY                        10604
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         (Address of Principal Executive Offices)                    (Zip Code)

                                 (914) 249-9700
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.

         On March 2, 2007, Five Star Products, Inc. ("Five Star"), a subsidiary of National Patent Development Corporation ("NPDC"), and JL Distributors, Inc. ("JL), another subsidiary of NPDC amended the Five Star 9% promissory note (the "Note") in the principal amount of $2.8 million that was originally issued to JL on June 30, 2005 (i) to extend the maturity date from June 30, 2007 to June 30, 2009, (ii) to add a conversion feature such that the holder of the Note, at its option, may convert the principal of the Note, and any accrued interest, into shares of Five Star's common stock (the "FS Common Stock") at a fixed conversion price of $0.40 per share, and (iii) to modify the Note to eliminate the right of Five Star to prepay the Note prior to maturity. Five Star also has granted and JL certain demand and piggy-back registration rights with respect to the shares of FS Common Stock issuable upon exercise of the Note pursuant to a Registration Rights Agreement, dated as of March 2, 2007, between Five Star and JL, a copy of which is filed as an exhibit hereto and is incorporated herein by reference.

         The information in Item 5.02 regarding the Registration Rights Agreement, dated as of March 2, 2007, between Five Star Products, Inc. and Leslie Flegel (the "Flegel Five Star Registration Rights Agreement"), the Registration Rights Agreement, dated as of March 2, 2007, between National Patent Development Corporation and Leslie Flegel (the "Flegel NPDC Registration Rights Agreement"), the Registration Rights Agreement, dated as of March 2, 2007, between Five Star Products, Inc. and John Belknap (the "Belknap NPDC Registration Rights Agreement") and the Purchase Agreement, dated as of March 2, 2007, between National Patent Development Corporation and Leslie Flegel (the "NPDC Agreement"), is incorporated herein by reference and each such agreement is filed as an exhibit hereto and is incorporated herein by reference.

Item 3.02         Unregistered Sales of Equity Securities.

         As set forth in Item 5.02 below, on March 2, 2007, Five Star issued to Leslie Flegel 2,000,000 shares of FS Common Stock pursuant to the terms of his agreement with Five Star, dated March 2, 2007 (the "FS Agreement"). The information regarding the FS Agreement in Item 5.02 is incorporated herein by reference.

         Mr. Flegel is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Act"), and the shares were issued to him in reliance on the exemption from registration provided by Section 4(2) of the Act.

         As set forth in Item 5.02 below, on March 2, 2007, Five Star issued to John Belknap 1,000,000 restricted shares of FS Common Stock pursuant to the terms of the Restricted Stock Agreement, dated March 2, 2007, between Five Star and Mr. Belknap (the "Restricted Stock Agreement"). The information regarding the Restricted Stock Agreement in Item 5.02 is incorporated herein by reference.

         Mr. Belknap is an "accredited investor" and the shares were issued to him in reliance on the exemption from registration provided by Section 4(2) of the Act.



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


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Appointment of Leslie Flegel as Chairman; Agreements with Leslie Flegel

        On March 1, 2007, Mr. Flegel was elected as a director and named Chairman of the Board of Five Star. On the same date, Mr. Flegel was elected as a director of NPDC. From March 1995 until November 2006, Mr. Flegel served as the Chairman of the Board and Chief Executive Officer of Source Interlink Companies, Inc. and for more than 14 years prior thereto, Mr. Flegel was the principal owner and Chief Executive Officer of its predecessor, Display Information Systems Company. Mr. Flegel is 69 years old. No determination has yet been made as to which board committees, if any, Mr. Flegel will be named.

         In connection with his appointment as Chairman of Five Star, effective March 2, 2007, Mr. Flegel and Five Star entered into the FS Agreement, which has a three-year term ending in March 2010. Under the FS Agreement, Mr. Flegel will receive an annual fee of $100,000 and will be reimbursed (i) for all travel expenses incurred in connection with his performance of services to Five Star and (ii) beginning in November 2007, for up to $125,000 per year of the cost of maintaining an office. In addition, pursuant to the FS Agreement, Mr. Flegel was issued 2,000,000 shares of FS Common Stock, all of which are fully vested and not subject to forfeiture.

         During the term of the FS Agreement, Mr. Flegel has agreed not to serve in an operating capacity as an executive officer with any other unaffiliated company. The FS Agreement also contains non-compete and non-solicitation covenants.

         Five Star may terminate the FS Agreement (i) upon Mr. Flegel's death or disability, (ii) if Mr. Flegel engages in conduct that is materially monetarily injurious to Five Star, (iii) if Mr. Flegel willfully and continually fails to perform his duties or obligation under the Agreement or (iv) upon a Change of Control (as defined in the FS Agreement) of Five Star or NPDC. If the FS Agreement is terminated by Five Star in accordance with the foregoing, Five Star is required to pay Mr. Flegel his fee accrued, and reimburse him for any expense incurred, only through the date the FS Agreement was terminated. The FS Agreement is filed as an exhibit hereto and is incorporated herein by reference.

         On the same date, Mr. Flegel also entered into the NPDC Agreement with NPDC, which is filed as an exhibit hereto and is incorporated herein by reference. Pursuant to the NPDC Agreement, Mr. Flegel purchased 200,000 shares of NPDC's common stock (the "NPDC Common Stock") at a price of $2.40 per share, or $480,000 in the aggregate. Mr. Flegel has the right to exchange any or all of the 200,000 shares of NPDC Common Stock into shares of FS Common Stock held by NPDC at the rate of six shares of FS Common Stock for each share of NPDC Common Stock.

         The NPDC Agreement also provides that if the fair market value of the 2,000,000 shares of FS Common Stock that Mr. Flegel received pursuant to the FS Agreement is less than $280,000 on the last day of the term of the FS Agreement, Mr. Flegel may require NPDC to repurchase such shares for $280,000.



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

         NPDC and Five Star have each granted Mr. Flegel certain demand and piggy-back registration rights pursuant to the Flegel NPDC Registration Rights Agreement and the Flegel Five Star Registration Rights Agreement; provided, that prior to the expiration of the FS Agreement, Mr. Flegel only has the right to include his FS Common Stock in a registration statement that includes shares of FS Common Stock owned by NPDC and then only in proportion to the number of shares of FS Common Stock being registered for the benefit of NPDC.

         During the term of the FS Agreement, Mr. Flegel has agreed not to sell or otherwise dispose of the 200,000 shares of NPDC Common Stock purchased by him pursuant to the NPDC Agreement or any shares of FS Common Stock into which they may have been exchanged or the 2,000,000 shares of FS Common Stock issued to him pursuant to the FS Agreement, except as part of a registered public offering, as set forth above.

Appointment of John Belknap as Officer and Director; Compensation Arrangements with John Belknap

         On March 1, 2007, John C. Belknap was elected as a director of Five Star. Mr. Belknap was also elected to serve as President and Chief Executive Officer of Five Star. Mr. Belknap has served as a director of NPDC since October 20, 2006 and has been an employee of NPDC and unpaid consultant to Five Star since December 1, 2006. No determination has yet been made as to which board committees, if any, Mr. Belknap will be named.

         Pursuant to the Restricted Stock Agreement, Mr. Belknap was granted 1,000,000 restricted shares of FS Common Stock. Contingent upon Mr. Belknap's continued employment with Five Star or NPDC:

     o 333,333 of the shares will vest if Five Star achieves Adjusted EBITDA (as defined in the Restricted Stock Agreement) of $5.0 million for the year ending December 31, 2007;

     o 333,333 of the shares will vest if Five Star achieves Adjusted EBITDA of $7.5 million for the year ending December 31, 2008;

     o 333,334 of the shares will vest if Five Star achieves Adjusted EBITDA of $11.25 million for the year ending December 31, 2009; and

     o to the extent that Adjusted EBITDA equals or exceeds $23.75 million for the three-year period ending December 31, 2009, any previously unvested shares will vest.

         Upon the occurrence of a change in control of Five Star (as defined in the Restricted Stock Agreement), all unvested shares also will become fully vested. The Restricted Stock Agreement is filed as an exhibit hereto and is incorporated herein by reference.



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

         Five Star has granted Mr. Belknap certain demand and piggy-back registration rights beginning March 2, 2010 pursuant to the Belknap Five Star Registration Rights Agreement.

         Mr. Belknap receives a salary of $300,000 from NPDC, a portion of which will be reimbursed to NPDC by Five Star based on the amount of time Mr. Belknap spends working for Five Star. In addition, Mr. Belknap was granted options to purchase an aggregate of 400,000 shares of NPDC Common Stock, 181,240 of which are subject to shareholder approval of an amendment to the Company's 2003 Incentive Stock Plan, at an exercise price equal to $2.45 per share, which was the average of the closing bid and asked prices of NPDC Common Stock on March 1, 2007. Contingent upon Mr. Belknap's continued employment with NPDC, the options will vest in three equal annual installments, commencing on December 1, 2007. A copy of Mr. Belknap's option agreement is filed as an exhibit hereto and is incorporated herein by reference.

         Prior to joining NPDC and Five Star, Mr. Belknap was engaged in certain entrepreneurial activities and served as an independent consultant and financial advisor since 2000. From 1997 to 1999, Mr. Belknap was Executive Vice President and Chief Financial Officer of Richfood Holdings, Inc. a Fortune 500 integrated food wholesaler and retailer. From 1995 to 1997, he was Chief Financial Officer for OfficeMax, Inc., a Fortune 500 retailer and during the period from 1974 to 1995 he was Chief Financial Officer for several other major retailers. Mr. Belknap has been the Non-Executive Chairman of the Board of eMerge Interactive, Inc. and Chairman of its Audit Committee since 2003. Mr. Belknap is 60 years old.

Compensatory Arrangements with Certain Other Officers

         Bruce Sherman

         On March 2, 2007, Five Star's subsidiary, Five Star Group, Inc. ("Five Star Group"), and Bruce Sherman entered into an Amended and Restated Employment Agreement (the "Employment Agreement"), for a period commencing on March 2, 2007 and terminating on December 31, 2010 pursuant to which Mr. Sherman will serve as Chief Executive Officer of Five Star Group. The Amended and Restated Employment Agreement amends and restates the employment agreement between Five Star Group and Mr. Sherman dated October 18, 2006, pursuant to which Mr. Sherman served as Chief Executive Officer of Five Star Group. Under the Employment Agreement:

     o Mr. Sherman's base annual salary is $262,500, with annual increases of not less than the greater of 3% and the percentage increase in the consumer price index for the prior year.

     o Mr. Sherman's bonus for 2006 will be $75,000 provided that there is an increase in EBITDA for 2006 over 2005.

     o For all other years, Mr. Sherman's bonus will be equal to $500,000 multiplied by the actual percentage increase in EBITDA, if any, for the year in which the bonus is earned, over the prior year, based upon a baseline EBITDA of $1.6 million or actual, whichever is greater, but in no event to exceed $250,000 per year.



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

     o Mr. Sherman is also eligible to receive an additional annual super-bonus in an amount not to exceed $250,000 (assuming a 150% increase in EBITDA).

     o Five Star Group is required to provide Mr. Sherman with use of an automobile.

         In accordance with the Employment Agreement and pursuant to the terms and conditions of an option agreement between Five Star and Mr. Sherman, which is filed as an exhibit hereto and is incorporated herein by reference, Mr. Sherman was granted options to purchase 400,000 shares of the FS Common Stock at an exercise price equal to $0.38, the average of the closing bid and asked prices of FS Common Stock on March 1, 2007. Contingent upon Mr. Sherman's continued employment with Five Star Group and shareholder approval of the 2007 Plan (as defined below):

     o options to purchase 133,333 shares of FS Common Stock will vest and become exercisable if Five Star achieves Adjusted EBITDA of $5.0 million for the year ending December 31, 2007;

     o options to purchase 133,333 shares of FS Common Stock will vest and become exercisable if Five Star achieves Adjusted EBITDA of $7.5 million for the year ending December 31, 2008;

     o options to purchase 133,334 shares of FS Common Stock will vest and become exercisable if Five Star achieves Adjusted EBITDA of $11.25 million for the year ending December 31, 2009; and

     o to the extent that Adjusted EBITDA equals or exceeds $23.75 million for the three-year period ending December 31, 2009, any previously unvested shares will vest and become exercisable.

         Upon the occurrence of a change in control of Five Star (as defined in his stock option agreement), all unvested shares also will become fully vested and exercisable.

         Five Star Group may terminate the employment agreement for cause which is defined as (i) breach by Mr. Sherman of any of the terms of the employment agreement, (ii) gross neglect by Mr. Sherman of his duties, (iii) the conviction of Mr. Sherman for any felony or crime involving moral turpitude, (iv) the conviction of Mr. Sherman of any crime involving the property of Five Star Group, (v) the commission by Mr. Sherman of any act of fraud or dishonesty, (vi) the engagement by Mr. Sherman in misconduct resulting in serious injury to Five Star, or (vii) the physical or mental disability of Mr. Sherman, whether totally or partially, if he is unable to perform substantially his duties for a period of (A) two consecutive months or (B) shorter periods aggregating three months during any 12 month period, such termination to be effective 30 days after written notice. If Mr. Sherman is terminated for cause, he shall not be entitled to any compensation, including the bonus, after the date of termination. If Mr. Sherman's employment is terminated by his death or disability, Five Star Group is required to pay Mr. Sherman his base salary then in effect for the month during which termination occurred, and four months thereafter.

         The employment agreement also contains non-compete and non-solicitation covenants.

         Charles Dawson

         On March 2, 2007, Charles Dawson, an Executive Vice President of Five Star Group, was granted options to purchase 125,000 shares of FS Common Stock at an exercise price equal to $0.38, the closing price on March 1, 2007.

         Contingent upon Mr. Dawson's continued employment with Five Star Group and shareholder approval of the 2007 Plan:

     o 41,666 shares will vest and become exercisable if Five Star achieves Adjusted EBITDA of $5.0 million for the year ending December 31, 2007;

     o 41,666 shares will vest and become exercisable if Five Star achieves Adjusted EBITDA of $7.5 million for the year ending December 31, 2008;

     o 41,667 shares will vest and become exercisable if Five Star achieves Adjusted EBITDA of $11.25 million for the year ending December 31, 2009; and

     o to the extent that Adjusted EBITDA equals or exceeds $23.75 million for the three year period ending December 31, 2009, any previously unvested shares will vest and become exercisable.

         Upon the occurrence of a change in control of Five Star (as defined in his stock option agreement), all unvested shares also will become fully vested and exercisable. The option agreement between Five Star and Mr. Dawson is filed as an exhibit hereto and is incorporated herein by reference.

Departure of Directors

         On March 1, 2007, Charles Dawson, Jerome Feldman, John Moran and Carll Tucker resigned from Five Star's Board of Directors, effective immediately.

Adoption of 2007 Stock Incentive Plan

         On March 1, 2007, the Board of Directors of Five Star adopted the Five Star Products, Inc. 2007 Incentive Stock Plan (the "2007 Plan"), subject to the approval of the shareholders of Five Star. Five Star may grant awards of non-qualified stock options, incentive stock options (if the 2007 Plan is submitted to and approved by stockholders of Five Star prior to February 28,
2008), restricted stock, stock units, performance shares, performance units, and other incentives payable in cash or in shares of Five Star's common stock to officers, employees or members of the Board of Directors of Five Star and its subsidiaries. Five Star is authorized to grant an aggregate of 2,500,000 shares


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

of FS Common Stock under the 2007 Plan. Five Star may issue new shares or use shares held in treasury to deliver shares for equity grants or upon exercise of non-qualified stock options. The 2007 Plan is filed as an exhibit hereto and is incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits

         (d) Exhibits.


          10.1 Amended and Restated Convertible Promissory Note of Five Star Products, Inc.

          10.2 Registration Rights Agreement, dated as of March 2, 2007, between Five Star Products, Inc. and JL Distributors, Inc.

          10.3 Agreement, dated as of March 2, 2007, between Five Star Products, Inc. and Leslie Flegel

          10.4 Registration Rights Agreement, dated as of March 2, 2007, between Five Star Products, Inc. and Leslie Flegel

          10.5 Purchase Agreement, dated as of March 2, 2007, between National Patent Development Corporation and Leslie Flegel

          10.6 Registration Rights Agreement, dated as of March 2, 2007, between National Patent Development Corporation and Leslie Flegel

          10.7 Restricted Stock Agreement, dated as of March 2, 2007, between Five Star Products, Inc. and John Belknap

          10.8 Registration Rights Agreement, dated as of March 2, 2007, between Five Star Products, Inc. and John Belknap

          10.9 Amended and Restated Employment Agreement, dated as of March 2, 2007, between Five Star Group, Inc. and Bruce Sherman

          10.10  Five Star Products, Inc. 2007 Incentive Stock Plan

          10.11 Stock Option Agreement, dated March 1, 2007, between Five Star Products, Inc. and Bruce Sherman

          10.12 Stock Option Agreement, dated March 1, 2007, between Five Star Products, Inc. and Charles Dawson

          10.13 Stock Option Agreement, dated March 1, 2007, between National Patent Development Corporation and John Belknap

          99     Press Release of Five Star Products, Inc., dated March 5, 2007




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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            FIVE STAR PRODUCTS, INC.


Date: March  7, 2007
                                           John Belknap
                                           President

                                  EXHIBIT INDEX


          10.1 Amended and Restated Convertible Promissory Note of Five Star Products, Inc.

          10.2 Registration Rights Agreement, dated as of March 2, 2007, between Five Star Products, Inc. and JL Distributors, Inc.

          10.3 Registration Rights Agreement, dated as of March 2, 2007, between Five Star Products, Inc. and Leslie Flegel

          10.4 Agreement, dated as of March 2, 2007, between Five Star Products, Inc. and Leslie Flegel

          10.5 Purchase Agreement, dated as of March 2, 2007, between National Patent Development Corporation and Leslie Flegel

          10.6 Registration Rights Agreement, dated as of March 2, 2007, between National Patent Development Corporation and Leslie Flegel

          10.7 Registration Rights Agreement, dated as of March 2, 2007, between Five Star Products, Inc. and John Belknap

          10.8 Restricted Stock Agreement, dated as of March 2, 2007, between Five Star Products, Inc. and John Belknap

          10.9 Amended and Restated Employment Agreement, dated as of March 2, 2007, between Five Star Group, Inc. and Bruce Sherman

          10.10  Five Star Products, Inc. 2007 Incentive Stock Plan

          10.11 Stock Option Agreement, dated March 1, 2007, between Five Star Products, Inc. and Bruce Sherman

          10.12 Stock Option Agreement, dated March 1, 2007, between Five Star Products, Inc. and Charles Dawson

          10.13 Stock Option Agreement, dated March 1, 2007, between National Patent Development Corporation and John Belknap

          99     Press Release of Five Star Products, Inc., dated March 5, 2007